Household Finance Corporation	FINAL
Household Revolving Home Equity Loan	DISTRIBUTION
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date: May 1, 1995
Original Settlement Date: May 25, 1995
Series Number of Class A-1 Certificates: 441919AE7
Series Number of Class A-2 Certificates: 441919AF4
Original Sale Balance: $474,825,000
===============================================	==================
Distribution Date:	22-Jan-01
Determination Date:	19-Jan-01
Month:	68
Servicer Certificate (Page 1 of 4)

Distribution Date:	01/22/01

Investor Certificateholder Floating Allocation Percentage	84.81%
Investor Certificateholder Fixed Allocation Percentage	97.90%

Aggregate Amount of Collections	47,318,248.71
Aggregate Amount of Interest Collections	648,607.18
Aggregate Amount of Principal Collections	46,669,641.53

Class A Interest Collections	550,103.25
Class A Principal Collections	46,533,777.21
Seller Interest Collections	98,503.93
Seller Principal Collections	135,864.32

Weighted Average Loan Rate	14.79%
Net Loan Rate	13.79%

Weighted Average Maximum Loan Rate	19.57%

Class A-1 Certificate Rate	6.90625%
Maximum Investor Certificate Rate	13.7910%
Class A-1 Certificate Interest Distributed	282,302.78
Class A-1 Investor Certificate Interest Shortfall before Policy Draw	0.00
Unpaid Class A-1 Certificate Interest Shortfall Received	0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-1 Carryover Interest Amount	0.00

Class A-2 Certificate Rate	6.8300%
Maximum Investor Certificate Rate	13.7910%
Class A-2 Certificate Interest Distributed	12,276.02
Class A-2 Investor Certificate Interest Shortfall before Policy Draw	0.00
Unpaid Class A-2 Certificate Interest Shortfall Received	0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaining	0.00
Unpaid Class A-2 Carryover Interest Amount	0.00

Maximum Principal Dist. Amount (MPDA)	90,728,964.35
Alternative Principal Dist. Amount (APDA)	46,533,777.21
Rapid Amortization Period? (Y=1, N=0)	0.00
Scheduled Principal Distribution Amount (SPDA)	46,533,777.21

Principal allocable to Class A-1	44,573,831.79
Principal allocable to Class A-2	1,959,945.42
SPDA deposited to Funding Account	0.00

Accelerated Principal Distribution Amount	0.00

APDA allocable to Class A-1	0.00
APDA allocable to Class A-2	0.00

Reimbursement to Credit Enhancer	0.00

Servicer Certificate (Page 2 of 4)
Distribution Date:

Reduction in Certificate Principal Balance
due to Current Class A-1 Liquidation Loss Amount	18,627.59
Reduction in Certificate Principal Balance
due to Current Class A-2 Liquidation Loss Amount	819.11
Cumulative Investor Liquidation Loss Amount	19,446.70

Total Principal allocable to A-1	44,592,459.38
Total Principal allocable to A-2	1,960,764.53

Beginning Class A-1 Certificate Principal Balance	44,592,459.38
Beginning Class A-2 Certificate Principal Balance	1,960,764.53
Ending Class A-1 Certificate Principal Balance	0.00
Ending Class A-2 Certificate Principal Balance	(0.00)

Class A-1 Factor	0.0000000
Class A-2 Factor	0.0000000
Pool Factor (PF)	0.1160458

Retransfer Deposit Amount	0.00
Servicing Fees Distributed	40,813.18
Beg. Accrued and Unpaid Inv. Servicing Fees	0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd	0.00
End. Accrued and Unpaid Inv. Servicing Fees	0.00

Current Investor Net Realized Loss	19,446.70
Investor Loss Reduction Amount	0.00

Beginning Pool Balance	57,745,637.11
Ending Pool Balance	56,226,207.83
Beginning Invested Amount	48,975,810.91
Ending Invested Amount	2,422,587.00
Beginning Seller Principal Balance	8,769,826.20
Ending Seller Principal Balance	53,803,620.83
Additional Balances	135,864.32

Beginning Funding Account Balance	0.00
Ending Funding Account Balance	0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans) 0.00%
Principal Balance of Subsequent Loans	$0.00

Beginning Reserve Account Balance	1,211,294.00
Ending Reserve Account Balance	0.00

Beginning Seller Interest	15.1870%
Ending Seller's Interest	95.6914%

Delinquency & REO Status
30 - 59 days (Del Stat 3)
No. of Accounts	179
Trust Balance	5,137,852.68
Servicer Certificate (Page 3 of 4)
Distribution Date:	01/22/01

60 - 89 days (Del Stat 4)
No. of Accounts	39
Trust Balance	1,186,073.16
90+ days (Del Stat 5+)
No. of Accounts	83
Trust Balance	2,185,681.81
270+ days (Del Stat 11+)
No. of Accounts	47
Trust Balance	1,122,654.11
REO
No. of Accounts	9
Trust Balance	309,875.62

Rapid Amortization Event ?	No
Failure to make payment within 5 Business Days of Required Date ?	No
Failure to perform covenant relating to Trust's Security Interest ?	No
Failure to perform other covenants as described in the Agreement ?	No
Breach of Representation or Warranty ?	No
Bankruptcy, Insolvency or Receivership relating to Seller ?	No
Subject to Investment Company Act of 1940 Regulation ?	No
Servicing Termination ?	No

Event of Default ?	No
Failure by Servicer to make payment within 5 Bus. Days of Required Date ?	No
Failure by Servicer to perform covenant relating to Trust's Security Interest ?	No
Failure by Servicer to perform other covenants as described in the Agreement? No
Bankruptcy, Insolvency or Receivership relating to Master Servicer ?	No
Trigger Event ?	No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)	N/A
Premium Distributed to Credit Enhancer	0.00
Amount Distributed to Seller	234,368.25
Master Servicer Credit Facility Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

Application of Available Funds
Aggregate Amount of Collections	47,318,248.71
Deposit for principal not used to purchase subsequent loans

Servicing Fee	40,813.18
Prinicpal and Interest to Class A-1	44,874,762.16
Prinicpal and Interest to Class A-2	1,973,040.55
Seller's portion of Principal and Interest	234,368.25
Funds deposited into Funding Account (Net)	0.00
Funds deposited into Spread Account	0.00
Excess funds released to Seller	195,264.57
Total	47,318,248.71

Servicer Certificate (Page 4 of 4)
Distribution Date:

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	01/22/01

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage	84.8130%
Class A Certificateholder Fixed Allocation Percentage	97.9045%

Beginning Class A-1 Certificate Balance	44,592,459.38
Beginning Class A-2 Certificate Balance	1,960,764.53

Class A-1 Certificate Rate	6.906250%
Class A-2 Certificate Rate	6.830000%
Class A-1 Certificate Interest Distributed	0.620684
Class A-2 Certificate Interest Distributed	0.613801
Class A-1 Certificate Interest Shortfall Distributed	0.000000
Class A-2 Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall	0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfall	0.000000

Rapid Amortization Event ?	No
Class A-1 Certificate Principal Distributed	98.043114
Class A-2 Certificate Principal Distributed	98.038226
Maximum Principal Distribution Amount	191.078743
Scheduled Principal Distribution Amount (SPDA)	98.001953
Accelerated Principal Distribution Amount	0.000000
Aggregate Investor Liquidation Loss Amount Distributed	0.040956

Total Amount Distributed to Certificateholders	98.663303

Principal Collections deposited into Funding Account	0.00
Ending Funding Account Balance	0.00

Ending Class A-1 Certificate Balance	0.00
Ending Class A-2 Certificate Balance	(0.00)

Class A-1 Factor	0.000000000
Class A-2 Factor	0.000000000
Pool Factor (PF)	0.116045817

Unreimbursed Liquidation Loss Amount	$0
Accrued Interest on Unreimbursed Liquidation Loss Amount	$0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount	$0

Class A Servicing Fee	40,813.18

Beginning Invested Amount	48,975,810.91
Ending Invested Amount	2,422,587.00
Beginning Pool Balance	57,745,637.11
Ending Pool Balance	56,226,207.83

Credit Enhancement Draw Amount	0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	01/22/01

DELINQUENCY & REO STATUS

30 - 59 days (Del Stat 3)
No. of Accounts	179
Trust Balance	5,137,852.68

60 - 89 days (Del Stat 4)
No. of Accounts	39
Trust Balance	1,186,073.16

90+ days (Del Stat 5+)
No. of Accounts	83
Trust Balance	2,185,681.81

REO
No. of Accounts	9
Trust Balance	309,875.62

Current Net Realized Loss	22,928.91

Class A-1 Certificate Rate for Next Distribution Date	To be updated
Class A-2 Certificate Rate for Next Distribution Date	To be updated

Amount of any Draws on the Policy	0.00

Subsequent Mortgage Loans
No. of Accounts	0.00
Trust Balance	0.00